UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: July 29, 2018
 (Date of earliest event reported)

LOGITECH INTERNATIONAL S.A.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-29174

Canton of Vaud, Switzerland (State or other jurisdiction of incorporation or organization)	None (I.R.S. Employer Identification No.)

Logitech International S.A. Apples, Switzerland c/o Logitech Inc. 7700 Gateway Boulevard Newark, California 94560 (Address of principal executive offices and zip code)

(510) 795-8500 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 30, 2018, Logitech Europe S.A. (the “Company”), a wholly-owned subsidiary of Logitech International S.A. (the “registrant” or “Logitech”), Blue Microphones Holding Corporation, a Delaware corporation (“Blue”), Riverside Micro-Cap Fund II, L.P., a Delaware limited partnership (“Riverside”), in its capacity as a stockholder of Blue and as representative of the Sellers (as defined below), the other stockholders of Blue listed on Exhibit A of the Stock Purchase Agreement (as defined below) (together with Riverside, the “Stockholders”), the holders of options of common stock of Blue (“Options”) listed on Exhibit B of the Stock Purchase Agreement (the “Optionholders” and, together with the Stockholders, the “Sellers”) and, for purposes of Section 10.11 of the Stock Purchase Agreement only, Logitech Inc., a California corporation and wholly-owned subsidiary of Logitech, entered into a stock purchase agreement (the “Stock Purchase Agreement”). Pursuant to the terms of the Stock Purchase Agreement, the Company will acquire all of the issued and outstanding shares of common stock of Blue in exchange for approximately $116,500,000, subject to (i) an adjustment for Blue’s estimated cash and cash equivalents at the closing of the transaction (the “Closing”), (ii) an adjustment for Blue’s estimated net working capital (which will be determined at Closing and is subject to post-Closing adjustments) and (iii) a decrease for certain transaction expenses incurred by Blue in connection with the transaction and the outstanding indebtedness of Blue, each of which is expected to be paid off at Closing. Each outstanding Option will be cancelled at the Closing for consideration pursuant to the Stock Purchase Agreement.

The Stock Purchase Agreement contains representations, warranties and covenants of the parties, closing conditions, and certain indemnification obligations of the Sellers to the Company and its affiliates supported by an escrow fund. The Company is also obligated to obtain representation and warranty insurance at or prior to the Closing. The Stock Purchase Agreement also contains certain post-closing working capital adjustments. Logitech expects to file a copy of the Stock Purchase Agreement with its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2018. The summary of the Stock Purchase Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the Stock Purchase Agreement.

Subject to the terms of the Stock Purchase Agreement, the representations and warranties by each of the Company, Blue and the Sellers in the Stock Purchase Agreement were made solely for the benefit of the parties to the Stock Purchase Agreement and the Stock Purchase Agreement (i) should not be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate, (ii) may have been qualified in the Stock Purchase Agreement by disclosures that were made to the other parties in accordance with the Stock Purchase Agreement, (iii) may apply contractual standards of “materiality” that are different from “materiality” under applicable securities laws, and (iv) were made only as of the dates specified in the Stock Purchase Agreement.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 30, 2018, Logitech International S.A. (“Logitech”) issued a press release regarding its financial results for the quarter ended June 30, 2018.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in Item 2.02 and Item 9.01 of this Current Report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 2.05. COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

As of July 29, 2018, the board of directors of Logitech approved a restructuring. The restructuring supports a realignment of resources and Logitech’s investment in capabilities and growth opportunities. The restructuring is part of Logitech’s efforts to streamline its overall organizational structure.

Logitech expects to incur total pre-tax charges in connection with the restructuring of approximately $10 million to $15 million during the current fiscal year, of which approximately $9.9 million was incurred during the first quarter of fiscal year 2019 and additional charges are expected to be finalized during the remainder of fiscal year 2019. A substantial majority of the total charges consist of one-time cash severance and other personnel costs.

ITEM 7.01 REGULATION FD DISCLOSURE

On July 30, 2018, Logitech issued a press release regarding the matters described above. The press release, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated by reference into this Item 7.01.

The information in Item 7.01 of this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference under any filing under the Securities Act of 1933, as amended, or the Exchange Act.

The foregoing Items contain forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding: growth in the audio production market, growth in the long-term growth potential of our business, global distribution and innovation of Blue products, fiscal year 2019 sales growth and operating income, the timing of Closing, the timing of filing the Stock Purchase Agreement, the timing and elements of the restructuring, the timing and form of related charges, and Logitech’s ability to achieve improved capabilities, growth opportunities and overall organizational structure. These statements are subject to risks and uncertainties that may cause actual results and events to differ materially, including without limitation: if our product offerings, marketing activities and investment prioritization decisions do not result in the sales, profitability or profitability growth we expect, or when we expect it; the demand of our customers and our consumers for our products and our ability to accurately forecast it; if we fail to innovate and develop new products in a timely and cost-effective manner for our new and existing product categories; if we do not successfully execute on our growth opportunities in our new product categories or our growth opportunities are more limited than we expect; if sales of PC peripherals are less than we expect; the effect of pricing, product, marketing and other initiatives by our competitors; if our products and marketing strategies fail to separate our products from competitors’ products; if we do not fully realize our goals to lower our costs and improve our operating leverage; if there is a deterioration of business and economic conditions in one or more of our sales regions or product categories, or significant fluctuations in exchange rates; changes in trade policies and agreements and the imposition of tariffs that affect our products or operations; our ability to implement the restructuring in various geographies; possible changes in the size, timing and components of the restructuring or the expected costs and charges associated with the restructuring; risks associated with our ability to achieve improved capabilities, growth opportunities and overall organizational structure; risks associated with acquisitions. These risks and uncertainties are detailed in Logitech’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended March 31, 2018, under the caption Risk Factors and elsewhere. Logitech does not undertake any obligation to update any forward-looking statements to reflect new information or events or circumstances occurring after the date of this filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

d)                                Exhibits.

The following exhibit is furnished with this report on Form 8-K:

99.1                      Press release issued on July 30, 2018 including financial results for the quarter ended June 30, 2018.

 SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

Logitech International S.A.

/s/ Bracken Darrell

Bracken Darrell
President and Chief Executive Officer

/s/ Vincent Pilette

Vincent Pilette
Chief Financial Officer
July 30, 2018

EXHIBIT INDEX

99.1                      Press release issued on July 30, 2018 including financial results for the quarter ended June 30, 2018.